SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                          DWS High Yield Tax Free Fund

    Effective as of the date of this supplement, the first paragraph of the "Credit Quality Policies" subsection under the heading entitled "The Fund's Main Investment Strategy" is replaced by the following:

Credit Quality Policies. This fund normally invests at least 50% of total assets in municipal securities of the top four grades of credit quality. The fund could invest up to 50% of total assets in high yield bonds (commonly referred to as "junk" bonds), which are those below the fourth credit grade (i.e., grade BB/Ba and below) and may include securities not currently paying interest and securities in default. Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

Effective on or about April 1, 2008, the fund will change its name to DWS Strategic High Yield Tax-Free Fund.












               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

March 6, 2008
DHYTF-3600